UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2019

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Third Avenue, 27th Floor

New York, NY 10022

(Address of principal executive offices)

(Zip Code)

(646) 519-2456

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02                   Results of Operations and Financial Condition.

On February 21, 2019, Focus Financial Partners Inc. (the “Company”) issued a press release reporting results for its fourth quarter and year ended December 31, 2018. The Company also posted a slide presentation entitled “Fourth Quarter and Full Year 2018 Earnings Release Supplement” dated February 21, 2019 to the “Events” section of the “Investor Relations” section of its website (www.focusfinancialpartners.com). A copy of the press release and slide presentation are furnished with this Current Report on Form 8-K (this “Current Report”) as Exhibits 99.1 and 99.2, respectively.

Item 7.01                   Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

The information in this Current Report, being furnished pursuant to Items 2.02, 7.01 and 9.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Focus Financial Partners Inc. Press Release, dated February 21, 2019.

99.2	Focus Financial Partners Inc. Slide Presentation, dated February 21, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

	By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: February 21, 2019

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